Subsequent Events	12 Months Ended
Dec. 31, 2021
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Subsequent Events
NOTE 21. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through March 25, 2022, which is the date on which these financial statements were issued.
On February 4, 2022, the PDOH’s Office of Medical Marijuana released a statement announcing that it was ordering the recall of certain vape medical marijuana products containing some added ingredients that had not been approved for inhalation by the U.S. Food and Drug Administration. This recall effected three vape product formulations sold by Cresco entities in Pennsylvania. The Company has reviewed the pertinent facts and completed its assessment of the potential impact of the recall; concluding no material impact to the consolidated financial position, results of operations or cash flows.
On March 23, 2022, the Company announced it had entered into a definitive arrangement agreement (“Arrangement Agreement”) with Columbia Care Inc. (“Columbia Care”) to acquire all of the issued and outstanding shares of Columbia Care in an all-share transaction with an equity value of approximately $2.0 billion (the “Columbia Care Transaction”). Under the terms of the Arrangement Agreement, holders of common shares of Columbia Care will receive 0.5579 SVS of Cresco Labs for each Columbia Care share. Additional details of the Columbia Care Transaction will be described in the management information circular and proxy statement that will be mailed to Columbia Care shareholders in connection with a special meeting of Columbia Care shareholders expected to be held in the second quarter of 2022 to approve this transaction. The Columbia Care Transaction is expected to close during the fourth quarter of 2022.